Section 1: DEF 14A (DEFINITIVE PROXY STATEMENT)

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Bryn Mawr Bank Corporation

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Dear Shareholders and Friends,

I am pleased to report that 2012 was another year of record earnings and accomplishments by Bryn Mawr Bank Corporation and our principal subsidiary, The Bryn Mawr Trust Company.

Total banking assets exceeded $2 billion for the first time in our history, and wealth assets reached $6.7 billion, also a new milestone. We are most pleased that our total return to shareholders in 2012, including dividends, was 17.5%.

Listed below are the highlights from the year:

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In May, we acquired the Davidson Trust Company, located right in our existing market. Davidson is a nationally recognized trust and investment organization that serves individuals, foundations, and non-profits. They bring over $1 billion of wealth assets to us.

•

In November, we acquired the loans, deposits, and a branch from the First Bank of Delaware, headquartered in Wilmington. Along with our two other Delaware subsidiaries, Lau Associates and The Bryn Mawr Trust Company of Delaware, we now have critical mass in this state.

•

Net income for 2012 was $21.1 million, which included pre-tax due diligence and merger-related expenses of $2.6 million, a 7.9% increase over the previous year’s results. These strong numbers were due in large part to a healthy increase in wealth services revenue and to our residential mortgage company, which benefited from a robust refinancing market.

•	Diluted earnings per share in 2012, again including due diligence and merger-related expenses, were $1.60, an increase of over 3.8% from the results of the prior year.

•

Our wealth assets under management, administration, and supervision rose to $6.7 billion due not only to the Davidson acquisition, but also to very strong organic growth. We remain one of the premier wealth services organizations in the nation.

•	Loan quality remained excellent with non-performing loans and leases at only 0.69% of total assets. Loans increased over 8% in 2012.

•

The Board of Directors has shown its confidence in the future of the Corporation by increasing our quarterly dividend to 17 cents (68 cents, annualized) per share, a rise of 6.3% compared to the 2012 quarterly dividend.

Although 2012 was an excellent year for the Corporation, there are many headwinds before us. The extremely low interest rate environment continues to put pressure on our net interest margin. We do not see rates rising meaningfully for at least another two years. In addition, burdensome regulatory and compliance directives continue to flow from Washington at a regular pace with little benefit to anyone, especially our clients.

However, we will seek to continue to actively grow the Corporation both organically and through further acquisitions. As you know, we have done five acquisitions in the past five years and all have performed as well as, or better than, expected. The primary concern of the Board of Directors and management remains to enhance quality shareholder value.

Thank you for your strong support. Should you have any questions or comments, please do not hesitate to call me on my direct line 610-581-4800.

Sincerely,

Ted Peters

Chairman and Chief Executive Officer

Investing for Growth

WAYNE
WEST CONSHOHOCKEN
EXTON
PAOLI
BRYN MAWR
ARDMORE
HAVERTOWN
BALA CYNWYD
WEST CHESTER
NEWTOWN SQUARE
PHILADELPHIA
MEDIA
SWARTHMORE
CHESTER HEIGHTS
WILLOWDALE
CHADDS FORD
ASTON
BROOKHAVEN
CHESTER
CONCORD

FULL-SERVICE BRANCH LOCATIONS

Recent acquisitions over the last several years have included:

•	NOVEMBER 2012 — Acquired deposits, loans and a branch from First Bank of Delaware.

•	MAY 2012 — Acquired Davidson Trust Company.

•	MAY 2011 — Acquired the Private Wealth Management Group from Hershey Trust Company.

•	JULY 2010 — Acquired First Keystone Financial, Inc.

•	JULY 2008 — Acquired Lau Associates LLC, Wilmington, DE.

ANNUAL MEETING The Annual Meeting of Shareholders of Bryn Mawr Bank Corporation will be held at Saint Davids Golf Club, 845 Radnor Street Road, Wayne, PA 19087, on Thursday, April 25, 2013, at 11:00 a.m.

STOCK LISTING Bryn Mawr Bank Corporation common stock is listed on the NASDAQ Global Stock Market LLC under the symbol BMTC.

FORM 10-K A copy of the Corporation’s Form 10-K, including financial statement schedules as filed with the Securities and Exchange Commission, is available on our website, www.bmtc.com, or upon written request to the Corporate Secretary, Bryn Mawr Bank Corporation, 801 Lancaster Avenue, Bryn Mawr, PA 19010.

EQUAL EMPLOYMENT OPPORTUNITY The Corporation continues its commitment to equal opportunity employment and does not discriminate with respect to recruitment, hiring, training, or promotion. It is the policy of the Corporation to comply voluntarily with the practices of Affirmative Action.

This discussion contains forward-looking statements. Please see the section entitled “Special Cautionary Notice Regarding Forward-Looking Statements” in the Annual Report to Shareholders, and the section entitled “Risk Factors” in the Form 10-K posted on the Corporation’s website for discussions of the risks, uncertainties and assumptions associated with these statements.

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Consolidated Financial Highlights

Dollars in thousands, except per share data

TOTAL BANK ASSETS

$2,100,000
1,850,000
1,600,000
1,350,000
1,100,000
$1,237,603
$1,730,388
$1,773,373
$2,035,885
2009
2010
2011
2012

TOTAL PORTFOLIO LOANS & LEASES

$1,500,000
1,325,000
1,150,000
975,000
800,000
$885,739
$1,196,717
$1,295,392
$1,398,456
2009
2010
2011
2012

TOTAL DEPOSITS

$1,650,000
1,462,500
1,275,000
1,087,500
900,000
$937,887
$1,341,432
$1,382,369
$1,634,682
2009
2010
2011
2012

TOTAL WEALTH ASSETS

$8,000,000
6,500,000
5,000,000
3,500,000
2,000,000
$2,871,143
$3,412,890
$4,831,631
$6,663,212
2009
2010
2011
2012

DIVIDENDS DECLARED

$0.650
0.625
0.600
0.575
0.550
$0.56
$0.56
$0.60
$0.64
2009
2010
2011
2012

CORPORATE HEADQUARTERS

801 Lancaster Ave., Bryn Mawr, PA 19010 • 610-525-1700 • www.bmtc.com

DIRECTORS

Andrea F. Gilbert, President, Bryn Mawr Hospital

Donald S. Guthrie, Attorney at Law

Wendell F. Holland, Partner, Saul Ewing LLP

Scott M. Jenkins, President, S. M. Jenkins & Co.

Jerry L. Johnson, Principal, Heffler Claims Group

David E. Lees, Senior Partner, myCIO Wealth Partners, LLC

Francis J. Leto, Executive Vice President, General Counsel, Wealth Management Division

Lynn B. McKee, Executive Vice President, ARAMARK

Britton H. Murdoch, Managing Director, Strattech Partners, LLC

Frederick C. “Ted” Peters II, Chairman, President & Chief Executive Officer, Bryn Mawr Bank Corporation and The Bryn Mawr Trust Company

MARKET MAKERS

Boenning & Scattergood, Inc.

Credit Suisse Securities USA

Deutsche Bank Securities Inc.

Goldman, Sachs & Co.

Guggenheim Partners LLC

Janney Montgomery Scott LLC

Keefe, Bruyette & Woods, Inc.

Morgan Stanley & Co., Inc.

Sandler O’Neill & Partners, LP

Sterne, Agee & Leach, Inc.

Stifel, Nicolaus & Co.

UBS Securities LLC

For a complete list, visit our website at www.bmtc.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 1601 Market Street, Philadelphia, PA 19103

LEGAL COUNSEL

McElroy, Deutsch, Mulvaney & Carpenter, LLP

One Penn Center at Suburban Station

1617 John F. Kennedy Boulevard, Suite 1500, Philadelphia, PA 19103

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600, Philadelphia, PA 19103-7098

BRYN MAWR BANK CORPORATION

Frederick C. “Ted” Peters II, Chairman, President & Chief Executive Officer

Geoffrey L. Halberstadt, Corporate Secretary

J. Duncan Smith, CPA, Treasurer and Assistant Secretary

Francis J. Leto, Vice President, General Counsel

PRINCIPAL SUBSIDIARY

The Bryn Mawr Trust Company

Subsidiary of Bryn Mawr Bank Corporation

EXECUTIVE MANAGEMENT

Frederick C. “Ted” Peters II, Chairman, President & Chief Executive Officer

Alison E. Gers, Executive Vice President, Retail Banking, Central Sales, Marketing, Information Systems & Operations

Geoffrey L. Halberstadt, Executive Vice President, Chief Risk Officer and Corporate Secretary

Joseph G. Keefer, Executive Vice President and Chief Lending Officer

Francis J. Leto, Executive Vice President, General Counsel, Wealth Management Division

J. Duncan Smith, CPA, Executive Vice President and Chief Financial Officer

WEALTH MANAGEMENT DIVISION

10 South Bryn Mawr Avenue, Bryn Mawr, PA 19010

One West Chocolate Avenue, Hershey, PA 17033

20 North Waterloo Road, Devon, PA 19333

LIFE CARE COMMUNITY OFFICES

Beaumont at Bryn Mawr Retirement Community, Bryn Mawr, PA

Bellingham Retirement Living, West Chester, PA

Martins Run Life Care Community, Media, PA

Rosemont Presbyterian Village, Rosemont, PA

The Quadrangle, Haverford, PA

Waverly Heights, Gladwyne, PA

White Horse Village, Newtown Square, PA

OTHER SUBSIDIARIES AND FINANCIAL SERVICES

BMT Leasing, Inc.

Subsidiary of The Bryn Mawr Trust Company, Bryn Mawr, PA

James A. Zelinskie, Jr., President

BMT Mortgage Company

Division of The Bryn Mawr Trust Company, Bryn Mawr, PA

Myron H. Headen, President

BMT Settlement Services, Inc.

Subsidiary of The Bryn Mawr Trust Company, Bryn Mawr, PA

Myron H. Headen, President

The Bryn Mawr Trust Company of Delaware

Subsidiary of Bryn Mawr Bank Corporation, Greenville, DE

Robert W. Eaddy, President

Insurance Counsellors of Bryn Mawr, Inc.

Subsidiary of The Bryn Mawr Trust Company, Bryn Mawr, PA

Thomas F. Drennan, President

Lau Associates LLC

Subsidiary of Bryn Mawr Bank Corporation, Greenville, DE

Judith W. Lau, CFP®, President

REGISTRAR & TRANSFER AGENT

Computershare

PO Box 358015, Pittsburgh, PA 15252-8015

https://www-us.computershare.com/investor

INVESTOR RELATIONS

Chad Fortenbaugh, Financial Analyst

610-581-4823

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